                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                           OFFER FOR ALL OUTSTANDING
                PRIVATELY PLACED 7 3/8% SENIOR NOTES DUE 2004
                      AND 7 5/8% SENIOR NOTES DUE 2007
                                IN EXCHANGE FOR
                   7 3/8%  SENIOR SUBORDINATED NOTES DUE 2004
                        AND 7 5/8% SENIOR NOTES DUE 2007

                                       OF

                       FELCOR SUITES LIMITED PARTNERSHIP


          THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
 TIME, ON _____ __, 1997 (AS SUCH DATE MAY BE EXTENDED, BUT SHALL NOT BE LATER
                            THAN ______  __, 1997)

         THE EXCHANGE AGENT IS SUNTRUST BANK, ATLANTA, WHOSE MAILING ADDRESS, FACSIMILE NUMBER AND TELEPHONE NUMBER ARE AS FOLLOWS:


       BY REGISTERED OR CERTIFIED                           BY FACSIMILE:
MAIL, HAND DELIVERY OR OVERNIGHT DELIVERY:               (404) 332-3966 (GA)
                                                         (212) 240-8938 (NY)

         SUNTRUST BANK, ATLANTA
  58 EDGEWOOD AVENUE, 4TH FLOOR ANNEX
           ATLANTA, GA 30302
       ATTENTION: DAVID M. KAYE

                 OR

        SUNTRUST BANK, ATLANTA
    C/O FIRST CHICAGO TRUST COMPANY
     14 WALL STREET, 8TH FLOOR
      NEW YORK, NEW YORK 10005

                       DESCRIPTION OF SECURITIES TENDERED

    7 3/8% SENIOR NOTES DUE 2004                                               PRINCIPAL
NAMES AND ADDRESS OF REGISTERED HOLDER        CERTIFICATE NUMBER(S)            AMOUNT OF
AS IT APPEARS ON THE PRIVATELY PLACED         OF OLD 7 3/8% NOTES           OLD 7 3/8% NOTES
         7 3/8% SENIOR NOTES                     TRANSMITTED                   TRANSMITTED
    DUE 2004 ("OLD 7 3/8% NOTES")

---------------------------------------       ----------------------        --------------------
---------------------------------------       ----------------------        --------------------
---------------------------------------       ----------------------        --------------------
---------------------------------------       ----------------------        --------------------
---------------------------------------       ----------------------        --------------------




      7 5/8% SENIOR NOTES DUE 2007                                              PRINCIPAL
NAMES AND ADDRESS OF REGISTERED HOLDER         CERTIFICATE NUMBER(S)            AMOUNT OF
AS IT APPEARS ON THE PRIVATELY PLACED          OF OLD 7 5/8% NOTES           OLD 7 5/8% NOTES
         7 5/8% SENIOR NOTES                       TRANSMITTED                 TRANSMITTED
    DUE 2007 ("OLD 7 5/8% NOTES")

---------------------------------------       ----------------------        --------------------
---------------------------------------       ----------------------        --------------------
---------------------------------------       ----------------------        --------------------
---------------------------------------       ----------------------        --------------------
---------------------------------------       ----------------------        --------------------


           NOTE:  SIGNATURES MUST BE PROVIDED BELOW.  PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         1. The undersigned hereby agrees to exchange the aggregate principal amount of privately placed 7 3/8% Senior Notes Due 2004 (the "Old 7 3/8% Notes"), and 7 5/8% Senior Notes Due 2007 (the "Old 7 5/8% Notes" and together with the Old 7 3/8% Notes, the "Old Notes") for a like principal amount of 7 3/8% Senior Notes Due 2004 (the "New 7 5/8% Notes") and 7 5/8% Senior Notes Due 2007 (the "New 7 5/8% Notes" and, together with the New 7 3/8% Notes, the "New Notes") of FelCor Suites Limited Partnership, a Delaware limited partnership (the "Company"), upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the "Commission") and the accompanying Prospectus dated November __, 1997 included therein (the "Prospectus"), receipt of each of which is hereby acknowledged.

         2.    The undersigned hereby acknowledges and agrees that the New
7 3/8% Notes will bear interest at a rate equal to 7 3/8% per annum and the New 7 5/8% Notes will bear interest at a rate equal to 7 5/8% per annum. Interest on the New Notes is payable semiannually, commencing April 1, 1998, on April 1 and October 1 of each year (each, an "Interest Payment Date") and shall accrue from October 1, 1997 or from the most recent Interest Payment Date with respect to the Old Notes to which interest was paid or duly provided for. The New 7 3/8% Notes will mature on October 1, 2004, and the New 7 5/8% Notes will mature October 1, 2007. Accordingly, the undersigned will forego accrued but unpaid interest on his, her or its Old Notes that are exchanged for New Notes from and including such date, but will receive such interest under the New Notes.

         3. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Old Notes.

         4. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

         5. The undersigned hereby represents and warrants that the undersigned is not an affiliate the Company of any of the Guarantors (as defined in the Prospectus), that the undersigned is acquiring the New Notes in the ordinary course of the business of the undersigned and that the undersigned is not engaged in, and does not intend to engage in, a distribution of the New Notes.

         6. If the undersigned is a broker-dealer (i) it hereby represents and warrants that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities, (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of the New Notes received hereby and (iii) such broker-dealer has not entered into any arrangement or understanding with the Company or any affiliate of the Company to distribute the New Notes. The acknowledgment contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

         7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

         To be completed ONLY IF the New Notes are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

                  Issue to:
                  Name
                           ---------------------------------------
                                    (Please Print)
                  Address
                           ---------------------------------------

                           ---------------------------------------
                                    (Include Zip Code)

                  Mail to:
                  Name
                           ---------------------------------------
                                    (Please Print)
                  Address
                           ---------------------------------------

                           ---------------------------------------

                           ---------------------------------------
                                    (Include Zip Code)

                                      SIGNATURE


                   -----------------------------------------------
                                 (Name of Registered Holder)

                  By:
                           ---------------------------------------
                           Name:
                           Title:
                  Date:
                           ---------------------------------------

(Must be signed by registered holder exactly as name appears on the Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

                  Address:
                           ---------------------------------------

                  Telephone No.
                               -----------------------------------

Taxpayer Identification No.:
                            --------------------------------------
Signature Guaranteed By:
                            --------------------------------------
                                       (See Instruction 1)

                                  Title:

                                  Name of Institution:

                                  Address:

                                  Date:

                                  PLEASE READ THE INSTRUCTIONS BELOW,
                                  WHICH FORM A PART OF THIS LETTER OF
                                  TRANSMITTAL.

                                  INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or (ii) the Old Notes described above are tendered for the account of an Eligible Institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

         The method of delivery of Old Notes and other documents is at the election and risk of the respective holder. If delivery is by mail, registered mail (with return receipt), properly insured, is suggested.

         3. GUARANTEED DELIVERY PROCEDURES. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or
(ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

               (a)   The tender is made through an Eligible Institution;

               (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the registered holder of the Old Notes, the certificate number or numbers of such Old Note(s) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

               (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

         Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         4. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Notes.

         If this Letter of Transmittal or any Old Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company or their authority to so act must be submitted.

         5. EXCHANGE OF OLD NOTES ONLY. Only the above-described Old Notes may be exchanged for New Notes pursuant to the Exchange Offer.

         6. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes.
The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                           IMPORTANT TAX INFORMATION

         Under current Federal income tax law, a holder of Old Notes (an "Old Noteholder"), whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Form W-9, attached hereto.
If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to New Notes exchanged pursuant to the Offer may be subject to backup withholding.

         Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on the Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the Form W-9 for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF FORM W-9

         To prevent backup withholding on payments that are made to an Old Noteholder with respect to Old Notes exchanged pursuant to the Exchange Offer, each Old Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder is awaiting a TIN) and that
(1) the Old Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Old Noteholder that he, she or it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Old Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Form W-9 for additional guidelines on which number to report.

 Please print or type

Form W-9                                                                                   GIVE THIS FORM TO
(Rev. March 1994)                                                                          THE REQUESTER. DO
                                         REQUEST FOR TAXPAYER                              NOT SEND TO IRS.
Department of the               IDENTIFICATION NUMBER AND CERTIFICATION
Treasury
Internal Revenue
Service
-------------------------------------------------------------------------------------------------------------------------------
      Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part
       1 below. SEE INSTRUCTIONS ON PAGE 2 IF YOUR NAME HAS CHANGED.)

   ----------------------------------------------------------------------------------------------------------------------------
      Business name (Sole proprietors see instructions on page 2).

   ----------------------------------------------------------------------------------------------------------------------------
      Please check appropriate box:   [ ] Individual/Sole Proprietor   [ ] Corporation   [ ] Partnership

      [ ] Other >.................................................................................................

   ----------------------------------------------------------------------------------------------------------------------------
      Address (number and street)                                                        Requester's name and address (optional)

   ----------------------------------------------------------------------------------------------------------------------------
      City, state, and ZIP code

-------------------------------------------------------------------------------------------------------------------------------
 PART I      TAXPAYER IDENTIFICATION NUMBER (TIN)                                        List account number(s) here (optional)
-------------------------------------------------------
Enter your TIN in the appropriate box. For
individuals, this is your social security number
(SSN). For sole proprietors, see the instructions     Social Security number
on page 2. For other entities, it is your employer
identification number (EIN). If you do not have a
number, see HOW TO GET A TIN below.                               -     -
                                                      --------------------------------   --------------------------------------
NOTE:  If the account is in more than one name,                                          PART II
see the chart on page 2 for guidelines on whose                     OR
number to enter.                                                                         For Payees Exempt From
                                                                                         Backup Withholding (See
                                                      Employer identification number     Exempt Payees and
                                                                    -                    Payments on page 2)
                                                      --------------------------------
                                                                                         --------------------------------------
                                                                                         >
                                                                                         --------------------------------------

--------------------------------------------------------------------------------
 PART III     CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS.-- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (Also see SIGNING THE CERTIFICATION on page 2).

--------------------------------------------------------------------------------
SIGN
HERE      SIGNATURE >                                   Date >
--------------------------------------------------------------------------------

Section references are to the Internal Revenue Code.

PURPOSE OF FORM.-- A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify that the TIN you are giving is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING?-- Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

 If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

 1. You do not furnish your TIN to the requester, or

 2. The IRS tells the requester that you furnished an incorrect TIN, or

 3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

 4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

 5. You do not certify your TIN. See the Part III instructions for exceptions.

 Certain payees and payments are exempt from backup withholding and information reporting. See the Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

HOW TO GET A TIN.-- If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

 If you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

--------------------------------------------------------------------------------
4/4/94                    Cat. No. 10231X                   Form W-9 (Rev. 3-94)

Form W-9 (Rev. 1-93)                                                      Page 2
--------------------------------------------------------------------------------

NOTE: Writing "Applied for" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

 As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

PENALTIES

FAILURE TO FURNISH TIN.-- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS.-- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME.-- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

 Sole proprietor.-- You must furnish your INDIVIDUAL name. (Enter either your SSN or EIN in Part 1). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART 1 -- TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on this page for further classification of name and TIN combinations. If you do not have a TIN, follow the instructions under HOW TO GET A TIN on page 1.

PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, see the separate Instructions for the Requester of Form W-9.

 If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART III -- CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign.

 1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

 2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

 3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

 4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

 5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE.-- Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

----------------------------------------------------
FOR THIS TYPE OF ACCOUNT:   GIVE NAME AND SSN OF:
----------------------------------------------------
 1. Individual              The individual
 2. Two or more             The actual owner of the
    individuals             account or, if combined
    (joint account)         funds, the first
                            individual on the
                            account.(1)
 3. Custodian account of    The minor(2)
    a minor (Uniform
    Gift to Minors Act)
 4. a. The usual            The grantor-trustee(1)
       revocable savings
       trust (grantor is
       also trustee)
    b. So-called trust      The actual owner(1)
       account that is
       not a legal or
       valid trust under
       state law
 5. Sole proprietorship     The owner(3)
----------------------------------------------------
FOR THIS TYPE OF ACCOUNT:   GIVE NAME AND EIN OF:
----------------------------------------------------
 6. Sole proprietorship     The owner(3)
 7. A valid trust,          Legal entity(4)
    estate, or pension
    trust
 8. Corporate               The corporation
 9. Association, club,      The organization
    religious,
    charitable,
    educational, or
    other tax-exempt
    organization
10. Partnership             The partnership
11. A broker or             The broker or nominee
    registered nominee
12. Account with the        The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments
-------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

W-9.2